FOR IMMEDIATE RELEASE:
Contact:
Joseph Visconti
President and CEO
ValueRich, Inc.
561-832-8878
info@ivaluerich.com

ValueRich   announces  Marketing and Technology Agreement with full service broker dealer Syndicated Capital and terminates stock purchase agreement with Starlight Investments.

West Palm Beach, FL, August 25, 2008 – ValueRich, Inc. (AMEX:IVA),

ValueRich, Inc. AMEX (IVA) and Starlight Capital have terminated their Stock Purchase Agreement effective immediately. The parties, however, plan to explore other strategic business alliances in the future.

On August 21, 2008, ValueRich entered into a marketing and technology agreement with Syndicated Capital, Inc., a full service broker dealer.    Syndicated Capital will provide an array of full-service brokerage services including but not limited to, an online trading platform, respective clearing services, trading services, back office support, administration, compliance and customer support.  Syndicated Capital will be providing the online trading platform and related services through their clearing agent, Pershing LLC.

Joseph Visconti, CEO of ValueRich stated, “Our relationship with Syndicated Capital will allow ValueRich to use its marketing and technology platform to assist companies in raising capital, going public and attracting shareholders.  By leveraging our technology, the ValueRich brand asset and our network of qualified professionals with Syndicated Capitals innovative online banking platform, we are hoping to change the way small-cap funding is accomplished.”

About ValueRich,
ValueRich, Inc. operates various online and offline media-based properties for corporate and financial professionals, including ValueRich magazine and the industry-wide online financial community iValueRich.com. The Company's corporate mission is to create an active community of financial professionals and micro-cap public company executives through its integrated portfolio of products and services.

About Syndicated Capital,
Syndicated Capital, Inc., headquartered in Santa Monica, California since 1991, is a boutique broker dealer that services independent registered representatives and registered investment advisors with branch locations throughout the country. We are a member of FINRA and SIPC. Client assets are custody through Pershing LLC, a leader in the industry, based in Jersey City, New Jersey. It continues to deliver state of the art systems to our reps as well as comprehensive products and statements to our clients.

About Pershing LLC,
Pershing LLC founded in 1939 and purchased by The Bank of New York in 2003.  Pershing LLC is the leading provider of comprehensive, global financial business solutions to broker-dealer firms, registered investment advisors, and investment managers, with more customers who clear with us than any other firm. Backed by more than 5,000 professionals in 19 offices worldwide, Pershing (member NYSE/FINRA/SIPC) is a member of every major U.S. securities exchange, and its international affiliates are members of the Deutsche Börse, the Irish Stock Exchange, and the London Stock Exchange.

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes’’ “seeks,” “estimates,” or variations of such words are intended to identify such forward-looking statements. All statements in this release regarding the future outlook related to ValueRich, Inc., including expectations as to prospects for the future and the growth of the web community are forward-looking statements. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. All forward-looking statements made in this press release are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements included in this news release as a result of new information or future events. Please refer to the Company’s Form SB-2, as amended, under the caption “Risk Factors” and our other periodic and current reports filed by ValueRich, Inc. with the SEC for additional information regarding risks and uncertainties associated with an investment in ValueRich securities. Copies of these filings are available through the SEC's website at www.sec.gov.